EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of BioNeutral Group, Inc., a Nevada corporation (the “Company”), does hereby certify, that, to the best of our knowledge and belief:

•	the quarterly report for the quarter ended April 30, 2009 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 24, 2009	By: /s/ James T. Crane
James T. Crane Principal Accounting Officer Officer